Tompkins Financial Corporation 8-K

Exhibit 99.1

For more information contact:
Stephen S. Romaine, President & CEO
Francis M. Fetsko, CFO & COO
Tompkins Financial Corporation 888.503.5753

For Immediate Release

Friday, April 25, 2014

Tompkins Financial Corporation Reports Increased First Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE MKT LLC)

Tompkins Financial Corporation reported net income of $12.6 million for the first quarter of 2014, an increase of 9.2% from the $11.5 million reported for the same period in 2013. Diluted earnings per share were $0.84 for the first quarter of 2014, a 6.3% increase from $0.79 reported for the first quarter of 2013. Prior period results included in this press release were impacted by certain non-recurring items, which are more fully described in the non-GAAP disclosure tables included with this press release.

President and CEO, Stephen S. Romaine said "We are pleased to start 2014 with the strongest first quarter in our history. In addition to earnings per share growth over the first quarter of 2013, loan and deposit levels increased from the same period last year, and from the most recent prior quarter. At the same time we saw continued improvement in nearly all credit quality indicators.”

fIRST QUARTER Selected highlights:

▪	Net interest income of $40.0 million was up 4.8% from the same period last year.
▪	Annualized return on average equity was 10.88% for the quarter ended March 31, 2014, compared to 10.53% for the same period in 2013.
▪	Tangible book value per share has increased for the third consecutive quarter, and is up 5.8% from the first quarter of 2013. Refer to Non-GAAP disclosure for additional details on tangible book value per share.
▪	Credit quality improved with non-performing assets representing 0.81% of total assets, which is the lowest this percentage has been over the past 20 quarters, and remains well below the most recent peer average of 1.69% by the Federal Reserve[1].
▪	Total loans of $3.2 billion were up 7.0% over the same period in 2013, and were up an annualized 1.3% over year-end 2013.
▪	The average cost of deposits declined from 0.34% in the first quarter of 2013, to 0.28% in 2014. Average total deposits for the first quarter of 2014 were $4.0 billion, which is comparable to the same period in 2013.

 NET INTEREST INCOME

Net interest income of $40.0 million for the first quarter of 2014 increased 4.8% compared to $38.2 million reported for the same period in 2013. Net interest income was down $2.6 million or 6.1% from the fourth quarter of 2013. The fourth quarter included higher interest income related to interest collected on the payoff of a nonaccrual loan and a higher level of purchase accounting accretion related to loans paid off during the fourth quarter of 2013. The net interest margin for the first quarter of 2014 was 3.60% compared to 3.57% for the first quarter of 2013 and 3.78% for the fourth quarter of 2013.

NONINTEREST INCOME

Noninterest income was $17.4 million for the first quarter of 2014, which was in line with both the same period prior year and the fourth quarter of 2013. Noninterest income represented 30.3% of total revenue for the first quarter of 2014, compared to 31.3% for the same period in 2013. Fee based services related to wealth management, deposit fees, and card services fees, were all up from the same period in 2013, while insurance revenues were in line with the prior year period. Other noninterest income was down from the first quarter of 2013, in part due to certain nonrecurring items in the first quarter of 2013. The first quarter of 2014 also saw a decline in realized gains on the sale of securities, when compared to the first quarter of 2013.

NONINTEREST EXPENSE

Noninterest expense was $38.2 million for the first quarter of 2014, up 1.8% compared to March 31, 2013, and down 5.1% from the fourth quarter of 2013. The increase in noninterest expense compared to the same period prior year is mainly a result of higher salary and wages expense. The decline in noninterest expense when compared to the fourth quarter of 2013 was driven by higher salary and wages in the fourth quarter, which included increased variable compensation accruals, reflecting the Company’s strong performance in 2013.

ASSET QUALITY

Asset quality trends improved in nearly all categories during the quarter. Substandard and Special Mention loans declined by $39.5 million from the same period last year, and by $1.6 million from the most recent previous quarter. The percentage of nonperforming loans and leases to total loans and leases improved to 1.11% at March 31, 2014, compared to 1.24% reported at March 31, 2013.

Provision for loan and lease losses was $743,000 for the first quarter of 2014, which was an improvement of 28.4% compared to the first quarter of 2013. Net loan and lease charge-offs totaled $699,000 in the first quarter of 2014, down from $1.0 million in the first quarter of 2013.

The Company’s allowance for originated loan and lease losses totaled $26.7 million at March 31, 2014, which represented 1.04% of total originated loans, compared to 1.11% at March 31, 2013 and 1.06% at year-end 2013. The allowance for loan and lease losses covered 78.88% of nonperforming loans and leases as of March 31, 2014, compared to 66.16% at March 31, 2013 and 71.65% at year-end 2013.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets improved for the fifth consecutive quarter, to 8.68% at March 31, 2014, and the ratio of total capital to risk-weighted assets was 13.68%.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, The Bank of Castile, Mahopac Bank, VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

 NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	03/31/2014	12/31/2013

Cash and noninterest bearing balances due from banks	$97,283	$82,163
Interest bearing balances due from banks	1,016	721
Cash and Cash Equivalents	98,299	82,884

Trading securities, at fair value	10,498	10,991
Available-for-sale securities, at fair value (amortized cost of $1,384,804 at March 31,
2014 and $1,368,736 at December 31, 2013)	1,379,600	1,354,811
Held-to-maturity securities, fair value of $19,434 at March 31, 2014, and $19,625
at December 31, 2013	18,820	18,980
Originated loans and leases, net of unearned income and deferred costs and fees	2,555,522	2,527,244
Acquired loans and leases, covered	24,106	25,868
Acquired loans and leases, non-covered	624,584	641,172
Less: Allowance for loan and lease losses	28,014	27,970
Net Loans and Leases	3,176,198	3,166,314

FDIC Indemnification Asset	3,999	4,790
Federal Home Loan Bank stock	18,240	25,041
Bank premises and equipment, net	56,776	55,932
Corporate owned life insurance	72,339	69,335
Goodwill	92,246	92,140
Other intangible assets, net	16,004	16,298
Accrued interest and other assets	98,781	105,523
Total Assets	$5,041,800	$5,003,039

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,338,780	2,190,616
Time	898,884	865,702
Noninterest bearing	867,506	890,898
Total Deposits	4,105,170	3,947,216

Federal funds purchased and securities sold under agreements to repurchase	158,794	167,724
Other borrowings, including certain amounts at fair value of $11,228 at March 31, 2014
and $11,292 at December 31, 2013	214,616	331,531
Trust preferred debentures	37,211	37,169
Other liabilities	52,187	61,460
Total Liabilities	$4,567,978	$4,545,100

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
14,864,917 at March 31, 2014; and 14,785,007 at December 31, 2013	1,486	1,479
Additional paid-in capital	349,812	346,096
Retained earnings	143,766	137,102
Accumulated other comprehensive loss	(19,685)	(25,119)
Treasury stock, at cost – 103,921 shares at March 31, 2014, and 105,449 shares
at December 31, 2013	(3,042)	(3,071)

Total Tompkins Financial Corporation Shareholders’ Equity	472,337	456,487
Noncontrolling interests	1,485	1,452
Total Equity	$473,822	$457,939
Total Liabilities and Equity	$5,041,800	$5,003,039

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended
(In thousands, except per share data) (Unaudited)	03/31/2014	03/31/2013
INTEREST AND DIVIDEND INCOME
Loans	$36,954	$36,429
Due from banks	1	7
Trading securities	112	165
Available-for-sale securities	7,936	7,480
Held-to-maturity securities	152	191
Federal Home Loan Bank stock and Federal Reserve Bank stock	210	185
Total Interest and Dividend Income	45,365	44,457
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	952	1,204
Other deposits	1,790	2,182
Federal funds purchased and securities sold under agreements to
repurchase	817	1,010
Trust preferred debentures	570	687
Other borrowings	1,209	1,168
Total Interest Expense	5,338	6,251
Net Interest Income	40,027	38,206
Less: Provision for loan and lease losses	743	1,038
Net Interest Income After Provision for Loan and Lease Losses	39,284	37,168
NONINTEREST INCOME
Insurance commissions and fees	7,257	7,261
Investment services income	4,010	3,788
Service charges on deposit accounts	2,116	1,908
Card services income	2,112	1,738
Mark-to-market loss on trading securities	(59)	(115)
Mark-to-market gain on liabilities held at fair value	65	77
Other income	1,839	2,366
Gain on sale of available-for-sale securities	94	367
Total Noninterest Income	17,434	17,390
NONINTEREST EXPENSES
Salaries and wages	16,646	15,572
Pension and other employee benefits	6,045	6,070
Net occupancy expense of premises	3,260	3,061
Furniture and fixture expense	1,337	1,457
FDIC insurance	811	772
Amortization of intangible assets	527	557
Merger related expenses	0	196
Other operating expense	9,584	9,835
Total Noninterest Expenses	38,210	37,520
Income Before Income Tax Expense	18,508	17,038
Income Tax Expense	5,906	5,495
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	12,602	11,543
Less: Net income attributable to noncontrolling interests	33	33
Net Income Attributable to Tompkins Financial Corporation	$12,569	$11,510
Basic Earnings Per Share	$0.85	$0.80
Diluted Earnings Per Share	$0.84	$0.79

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Year to Date Period Ended			Year to Date Period Ended
	March 31, 2014			March 31, 2013
	Average			Average
	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$1,026	$1	0.40%	$3,908	$7	0.73%
Securities (4)
U.S. Government securities	1,284,771	7,373	2.33%	1,297,578	6,794	2.12%
Trading securities	10,832	112	4.19%	16,126	165	4.15%
State and municipal (5)	88,037	1,109	5.11%	100,089	1,299	5.26%
Other securities (5)	5,194	44	3.44%	9,158	90	3.99%
Total securities	1,388,834	8,638	2.52%	1,422,951	8,348	2.38%
FHLBNY and FRB stock	20,137	210	4.23%	18,859	185	3.98%

Total loans and leases, net of unearned income (5)(6)	3,192,520	37,399	4.75%	2,963,737	36,567	5.00%
Total interest-earning assets	4,602,517	46,248	4.08%	4,409,455	45,107	4.15%

Other assets	379,516			490,272

Total assets	4,982,033			4,899,727

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,287,871	1,097	0.19%	2,269,900	1,418	0.25%
Time deposits	888,474	1,645	0.75%	979,860	1,968	1.02%
Total interest-bearing deposits	3,176,345	2,742	0.35%	3,249,760	3,386	0.42%

Federal funds purchased & securities sold under
agreements to repurchase	162,348	817	2.04%	198,707	1,010	2.06%
Other borrowings	248,678	1,209	1.97%	119,606	1,168	3.96%
Trust preferred debentures	37,184	570	6.22%	43,675	687	6.38%
Total interest-bearing liabilities	3,624,555	5,338	0.60%	3,611,748	6,251	0.70%

Noninterest bearing deposits	834,864			771,761
Accrued expenses and other liabilities	54,099			72,941
Total liabilities	4,513,518			4,456,450

Tompkins Financial Corporation Shareholders’ equity	467,048			441,810
Noncontrolling interest	1,467			1,467
Total equity	468,515			443,277

Total liabilities and equity	$4,982,033			$4,899,727
Interest rate spread			3.48%			3.45%
Net interest income/margin on earning assets		40,910	3.60%		38,856	3.57%

Tax Equivalent Adjustment		(883)			(650)

Net interest income per consolidated financial statements		$40,027			$38,206

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Dec-13

Period End Balance Sheet
Securities	$1,408,918	$1,384,782	$1,390,233	$1,469,315	$1,566,510	$1,384,782
Originated loans and leases, net of unearned income and deferred costs and fees (2)	2,555,522	2,527,244	2,420,695	2,309,232	2,208,346	2,527,244
Acquired loans and leases (3)	648,690	667,040	698,617	745,951	785,449	667,040
Allowance for loan and lease losses	28,014	27,970	26,408	25,458	24,661	27,970
Total assets	5,041,800	5,003,039	4,932,428	4,931,883	4,987,280	5,003,039
Total deposits	4,105,170	3,947,216	3,972,756	3,912,910	4,072,352	3,947,216
Federal funds purchased and securities sold under agreements to repurchase	158,794	167,724	162,117	171,498	194,091	167,724
Other borrowings	214,616	331,531	242,177	299,098	156,649	331,531
Trust preferred debentures	37,211	37,169	37,127	43,703	43,687	37,169
Shareholders' equity	473,822	457,939	444,276	431,894	446,812	457,939

Average Balance Sheet
Average earning assets	$4,602,517	$4,571,099	$4,533,603	$4,571,428	$4,409,455	$4,521,873
Average assets	4,982,033	4,950,476	4,897,678	4,965,895	4,899,727	4,928,499
Average interest-bearing liabilities	3,624,555	3,574,803	3,572,708	3,663,230	3,611,748	3,605,430
Average equity	468,515	449,445	434,482	447,088	443,277	443,565

Share data
Weighted average shares outstanding (basic)	14,644,548	14,589,120	14,515,053	14,427,838	14,374,265	14,477,617
Weighted average shares outstanding (diluted)	14,775,386	14,731,786	14,622,512	14,496,859	14,436,757	14,573,919
Period-end shares outstanding	14,829,007	14,749,097	14,692,671	14,599,558	14,447,017	14,749,097
Book value per share	31.95	31.05	30.24	29.58	30.93	31.05
Tangible book value per share (Non-GAAP)	24.65	23.70	22.82	22.08	23.29	23.70

Income Statement
Net interest income	$40,027	$42,624	$40,473	$39,826	$38,206	$161,129
Provision for loan/lease losses	743	585	2,049	2,489	1,038	6,161
Noninterest income	17,434	17,439	18,528	16,541	17,390	69,898
Noninterest expense	38,210	40,251	37,554	37,777	37,520	153,102
Income tax expense	5,906	4,905	5,316	5,061	5,495	20,777
Net income attributable to Tompkins Financial Corporation	12,602	14,290	14,049	11,007	11,510	50,856
Noncontrolling interests	33	32	33	33	33	131
Basic earnings per share (9)	$0.85	$0.97	$0.96	$0.76	$0.80	$3.48
Diluted earnings per share (9)	$0.84	$0.96	$0.95	$0.75	$0.79	$3.46

Nonperforming Assets
Originated nonaccrual loans and leases	$26,974	$29,875	$33,881	$32,100	$32,554	$29,875
Acquired nonaccrual loans and leases	6,936	8,508	8,008	6,916	4,561	8,508
Originated loans and leases 90 days past due and accruing	339	607	1,217	156	157	607
Troubled debt restructurings not included above	1,266	45	46	0	-	45
Total nonperforming loans and leases	35,515	39,035	43,152	39,172	37,272	39,035
OREO (8)	5,351	4,253	6,264	4,918	3,950	4,253
Total nonperforming assets	40,866	43,288	49,416	44,090	41,222	43,288

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
	Quarter-Ended					Year-Ended
Delinquency - Originated loan and lease portfolio	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Dec-13
Loans and leases 30-89 days past due and
accruing (2)	$5,660	$5,762	$12,193	$9,597	$10,888	$5,762
Loans and leases 90 days past due and accruing (2)	339	607	1,217	156	157	607
Total originated loans and leases past due and accruing (2)	5,999	6,369	13,410	9,753	11,045	6,369

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)	635	0	1,132	1,613	3,503	0
Covered loans and leases 90 days or more past
due and accruing (3)(7)	1,135	2,416	2,980	3,091	3,809	2,416
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)	2,293	1,532	6,887	5,591	5,738	1,532
Non-Covered loans and leases 90 days past
due and accruing (3)(7)	3,746	4,557	10,521	13,324	14,026	4,557
Total acquired loans and leases past due and accruing	7,809	8,505	21,520	23,619	27,076	8,505

Total loans and leases past due and accruing	$13,808	$14,874	$34,930	$33,372	$38,121	$14,874

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period	$26,700	$25,722	$24,853	$24,598	$24,643	$24,643
Provision for loan and lease losses	511	(325)	1,499	(994)	820	1,000
Net loan and lease (recoveries) charge-offs	550	(1,303)	630	(1,249)	865	(1,057)
Allowance for loan and lease losses (originated	26,661	26,700	25,722	24,853	24,598	26,700
loan portfolio) - balance at end of period

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period	$1,270	$686	$605	$63	$0	$0
Provision for loan and lease losses	232	910	549	3,483	218	5,160
Net loan and lease charge-offs	149	326	468	2,941	155	3,890
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period	1,353	1,270	686	605	63	1,270

Total allowance for loan and lease losses	28,014	27,970	26,408	25,458	24,661	27,970

Loan Classification - Originated Portfolio
Special Mention	$44,725	$42,365	$42,975	$43,099	$48,468	$42,365
Substandard	32,917	35,022	37,004	41,969	43,449	35,022
Loan Classification - Acquired Portfolio
Special Mention	14,936	17,322	23,939	29,300	26,568	17,322
Substandard	34,137	33,561	42,433	55,079	47,698	33,561
Loan Classifications - Total Portfolio
Special Mention	59,661	59,687	66,914	72,399	75,036	59,687
Substandard	67,054	68,583	79,437	97,048	91,147	68,583

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Dec-13
Nonperforming loans and leases/total loans and leases (7)	1.11%	1.22%	1.38%	1.28%	1.24%	1.22%
Nonperforming assets/total assets	0.81%	0.87%	1.00%	0.89%	0.83%	0.87%
Allowance for originated loan and lease losses/total originated loans and leases	1.04%	1.06%	1.06%	1.08%	1.11%	1.06%
Allowance/nonperforming loans and leases	78.88%	71.65%	61.20%	64.99%	66.16%	71.65%
Net loan and lease losses (recoveries) annualized/total average loans and leases	0.09%	(0.12%)	0.14%	0.22%	0.14%	0.09%

Capital Adequacy (period-end)
Tier 1 capital / average assets	8.68%	8.52%	8.37%	8.16%	8.11%	8.52%
Total capital / risk-weighted assets	13.68%	13.42%	13.32%	13.34%	12.93%	13.42%
Tangible common equity / tangible assets	7.38%	7.11%	6.92%	6.65%	6.87%	7.11%

Profitability
Return on average assets *	1.02%	1.15%	1.10%	0.89%	0.95%	1.03%
Return on average equity *	10.88%	12.62%	12.83%	9.87%	10.53%	11.47%
Net interest margin (TE) *	3.60%	3.78%	3.63%	3.58%	3.57%	3.65%
* Quarterly ratios have been annualized

Non-GAAP Disclosure
Reported noninterest income (GAAP)	$17,434	$17,439	$18,528	$16,541	$17,390	$69,898
Adjustments (pre-tax):
Gain on redemption of trust preferred	0	0	(1,410)	0	0	(1,410)
Gain on deposit conversion	0	(1,285)	0	0	0	(1,285)
Noninterest income (Non-GAAP)	$17,434	$16,154	$17,118	$16,541	$17,390	$67,203

Non-GAAP Disclosure
Reported net income (GAAP)	$12,569	$14,290	$14,049	$11,007	$11,510	$50,856
Adjustments (net of tax):
Merger related expenses	0	0	0	22	118	140
Gain on redemption of trust preferred	0	0	(846)	0	0	(846)
Gain on deposit conversion	0	(771)	0	0	0	(771)
Subtotal adjustments	0	(771)	(846)	22	118	(1,477)
Net operating income (Non-GAAP)	12,569	13,519	13,203	11,029	11,628	49,379
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.84	$0.91	$0.89	$0.75	$0.80	$3.36

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure	Quarter-Ended					Year-Ended
	Mar-14	Dec-13	Sep-13	Jun-13	Mar-13	Dec-13
Reported net income (GAAP)	$12,569	$14,290	$14,049	$11,007	$11,510	$50,856
Merger related expenses (net of tax)	0	0	0	22	118	140
Gain on redemption of trust preferred (net of tax)	0	0	(846)	0	0	(846)
Gain on deposit conversion	0	(771)	0	0	0	(771)
Net operating income (Non-GAAP)	$12,569	$13,519	$13,203	$11,029	$11,628	$49,379
Amortization of intangibles (net of tax)	316	329	327	328	334	1,318
Adjusted net operating income (Non-GAAP)	12,885	13,848	13,530	11,357	11,962	50,697

Average total shareholders' equity	468,515	449,445	434,482	447,088	443,277	443,565
Less: Average goodwill and intangibles	108,437	108,729	109,277	110,037	110,687	109,676
Average tangible shareholders' equity (Non-GAAP)	360,078	340,716	325,205	337,051	332,590	333,889

Adjusted operating return on shareholders' tangible equity (annualized) (Non-GAAP)	14.51%	16.13%	16.51%	13.52%	14.59%	15.18%

Non-GAAP Disclosure
Total shareholders' equity (GAAP)	$473,822	$457,939	$444,276	$431,894	$446,812	$457,939
Less: goodwill and intangibles	108,250	108,438	108,981	109,540	110,314	108,438
Tangible shareholders' equity	365,572	349,501	335,295	322,354	336,498	349,501

Ending shares outstanding	14,829,007	14,749,097	14,692,671	14,599,558	14,447,017	14,749,097
Tangible book value per share (Non-GAAP)	24.65	23.70	22.82	22.08	23.29	23.70

(1) Federal Reserve peer ratio as of December 31, 2013, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) "Originated" equals loans and leases not included by definition in "acquired loans."
(3)"Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. "Covered Loans" are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2013.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8) Includes all other real estate owned, including those balances acquired through business combinations.
(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.